PROPERTY, PLANT, AND EQUIPMENT	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT, AND EQUIPMENT
PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment were as follows:

	December 31,
(Dollars in thousands)	2014	2013
Land and land improvements	$26,358	$30,547
Building and leasehold improvements	111,812	154,521
Machinery, equipment, and other	1,082,030	1,301,368
Construction-in-progress	14,401	37,100
Property, plant, and equipment, gross	1,234,601	1,523,536
Accumulated depreciation	(704,064)	(780,590)
Property, plant, and equipment, net	$530,537	$742,946

Depreciation expense was $90.2 million, $103.9 million, and $117.2 million for the years ended December 31, 2014, 2013, and 2012, respectively. Property, plant, and equipment at December 31, 2014, and 2013 include $1.2 million and $11.5 million, respectively, of capital expenditures that were unpaid and included in accounts payable and accrued liabilities.